UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 12, 2007

Northern Empire Bancshares
(Exact name of registrant as specified in its charter)

California	0-51318	94-2830529
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Fourth Street, Santa Rosa, CA		95404
(Address of principal executive offices)		(Zip Code)
(707) 579-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
     Item 8.01 Other Events.
     Sterling Financial Corporation (“Sterling”) and Northern Empire Bancshares (“Northern Empire”) announced that they have received regulatory approval for Northern Empire’s proposed merger with Sterling. The acquisition, which is anticipated to close on February 28, 2007, remains subject to the approval of shareholders of Sterling and Northern Empire. The shareholders of Northern Empire and Sterling are scheduled to vote on the transaction at special meetings to be held on February 20 and February 21, 2007, respectively. A copy of the joint press release issued by Sterling and Northern Empire on February 12, 2007 announcing regulatory approval of the merger is included as Exhibit 99.1 to this report.
     Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
     99.1 Joint Press Release dated February 12, 2007.
* * *
     Additional Information And Where To Find It
     Sterling has filed with the Securities and Exchange Commission a registration statement on Form S-4 and Sterling and Northern Empire have mailed a proxy statement/prospectus to their security holders, containing information about the transaction. In addition to the registration statement filed by Sterling and the proxy statement/prospectus mailed to the security holders of Sterling and Northern Empire, Sterling and Northern Empire file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Sterling may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Sterling on its website at www.sterlingfinancialcorporation-spokane.com. The documents filed by Northern Empire may also be obtained by requesting them in writing at Northern Empire Bancshares, 801 Fourth Street, Santa Rosa, CA 95404 or by telephone at (707) 591-9000. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Northern Empire on its website at www.snbank.com.
     Sterling, Northern Empire and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Sterling and Northern Empire with respect to the transactions contemplated by the proposed merger. Information regarding Sterling’s officers and directors is included in Sterling’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on March 24, 2006. Information regarding Northern Empire’s officers and directors is included in Northern Empire’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on April 13, 2006. A description of the interests of the directors and executive officers of Sterling and Northern Empire in the merger is set forth in Sterling and Northern Empire’s proxy statement/prospectus and will be set forth in other relevant documents filed with the Securities and Exchange Commission when they become available.
* * *
     Forward Looking Statements
     This Form 8-K and the Exhibit hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: (i) the benefits of the merger between Sterling and Northern Empire, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Sterling’s or Northern Empire’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Sterling and Northern Empire and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.
     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Sterling and Northern Empire may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) the shareholders of Sterling or Northern Empire may fail to approve the merger; (5) adverse governmental or regulatory policies may be enacted; (6) the interest rate environment may further compress margins and adversely affect net interest income; (7) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (8) competition from other financial services companies in Sterling’s and Northern Empire’s markets could adversely affect operations; and (9) an economic slowdown could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sterling’s and Northern Empire’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s website at www.sec.gov.
     Northern Empire cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Northern Empire or any person acting on Northern Empire’s behalf are expressly qualified in their entirety by the cautionary statements above. Northern Empire does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHERN EMPIRE BANCSHARES
(Registrant)
February 12, 2007	By:	/s/ Deborah A. Meekins
Date		Deborah A. Meekins
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated February 12, 2007

4